Exhibit 10.33  -  Amendment VIII

AMENDMENT VIII, to be attached to and form a part of Lease Agreement dated
7 November 1990, Amendment I dated 29 April 1991, Amendment II dated 19 August 1991, Amendment III dated 4 December 1992, Amendment IV dated 10 August 1993, Amendment V dated 8 November 1993, Amendment VI dated 20 February 1995 and Amendment VII dated 31 May 1995, (which together with any amendments, modifications and extension thereof is hereinafter referred to as "Lease Agreement"),

BETWEEN

CWK #7 Limited Partnership
       hereinafter referred to as "LANDLORD", and

Papa John's International Inc., a Delaware corporation hereinafter referred to as "TENANT",

concerning the premises described as follows:

Approximately 31,180 R.S.F. of office space, which shall herein be deemed to be as displayed in Exhibit "A-8", within the Decimal Point Corporate Center located at 11492 Bluegrass Parkway, Louisville, Kentucky 40299, situated on real property described on Exhibit "B-8".

WHEREAS, Landlord and Tenant desire to extend the term of said Lease Agreement;

Now, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, Landlord and Tenant hereby amend said Lease Agreement to read as follows:

1. Reference Article 1: The term of the Lease is hereby extended six (6) months commencing January 1, 1998 ("Commencement Date") and ending June 30, 1998.

2. Reference Article 2A: Base rent for the premises (31,180 R.S.F.) starting January 1, 1998 shall be $38,117.55 per month.

3. Entire Agreement: This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by both parties. Landlord and Tenant acknowledge that there are no representations, either oral or written, between them other than those in this Lease.

All other terms and conditions of the original Lease Agreement dated 7 November 1990, Amendment I dated 29 April 1991, Amendment II dated 19 August 1991, Amendment III dated 4 December 1992, Amendment IV dated 10 August 1993, Amendment V dated 8 November 1993, Amendment VI dated 20 February 1995 and Amendment VII dated 31 May 1995 shall remain the same.

WITNESS WHEREOF, the parties hereto have signed this Amendment VIII this 21 day of April, 1997.

TENANT:                           LANDLORD:
Papa John's International         Trammell Crow Asset Management, Inc.
a Delaware corporation            a Delaware corporation
                                  Agent for CWK#7 Limited Partnership

By:  /s/ Richard Emmett           By:  /s/ Scott Robinson, Senior Vice President
Title: Vice President                  Scott Robinson, Senior Vice President
Witness: /s/ Barbara Allen        Witness: /s/ Patti Baumgul

Exhibit A-8
Lease Premises

Decimal Point Corporate Center
31,180 SF

Exhibit B-8

Decimal Point Corporate Center

Legal Description of Premises
-----------------------------

Beginning at a point in the southeast corner of a tract of land conveyed to Crow-Kessler, a Texas Limited Partnership, as recorded in Deed Book 5432, Page 263 in the aforementioned clerk's office, and the west right-of-way line of Bluegrass Parkway thence with the west right-of-way line of Bluegrass Parkway South 02 24' 46" East, 151.96 feet to a point; thence with the arc of a curve to the left having a radius of 565.00 feet and a chord of South 07 31'23" East,
100.65 feet to a point; thence with the arc of a curve to the right having a radius of 40.00 feet and a chord of South 30 35' 20" West, 54.79 feet to a point; thence with the north right-of-way line of Decimal Drive with the arc of a curve to the right having a radius of 260.0 feet and a chord of South 83 10' 45" West, 84.64 feet to a point; thence North 87 27'10" West, 324.32 feet to a point; thence leaving the right-of-way of Decimal Drive North 02 32' 50" East,
26.59 feet to a point thence with the arc of a curve to the left having a radius of 149.98 feet and the following chords: North 13 23'23" West, 82.36 feet to a point; North 43 10' 26" West, 71.80 feet to a point, thence with the arc of a curve to the right having a radius of 150.0 feet and a chord of North 35 30' 41" West, 110.01 feet to a point; thence North 76 00'00" East, 105.00 feet to a point; thence South 14 00'00" East, 20.57 feet to a point; thence North 76 00'00" East, 129.099 feet to a point; thence North 35 45'31" East, 22.88 feet to a point in the south line of a tract of land conveyed to Crow-Kessler, a Texas Limited Partnership as previously mentioned; thence with said line South 65 54'55" East, 65.03 feet to a point; thence North 76 00'00" East, 200.00 feet to a point; thence South 02 24'46" East, 33.27 feet to a point; thence North 87 35'14" East, 47.00 feet to the point of beginning containing 3.230 acres.